LONG-TERM DEBT	12 Months Ended
Dec. 31, 2017
Long Term Debts [Abstract]
Disclosure of debt instruments [text block]
12. Long-term debt
Long-term debt consists of the following:

	As at December 31
(in millions of U.S. dollars)	2017	2016
Long-term debt
Senior unsecured notes - due April 15, 2020 (b)	-	296.1
Senior unsecured notes - due November 15, 2022 (a)	494.3	493.4
Senior unsecured notes - due November 15, 2025 (b)	283.4	-
Credit Facility (c)	230.0	100.0
Total long-term debt	1,007.7	889.5

(a) Senior Unsecured Notes – due November 15, 2022
In 2012, the Company issued $500.0 million of senior unsecured notes (“2022 Unsecured Notes”). As at December 31, 2017, the face value was $500.0 million. The 2022 Unsecured Notes are denominated in U.S. dollars, mature and become due and payable on November 15, 2022, and bear interest at the rate of 6.25% per annum. Interest is payable in arrears in equal semi-annual instalments on May 15 and November 15 of each year.

The Company incurred transaction costs of $9.9 million which have been offset against the carrying amount of the 2022 Unsecured Notes and are being amortized to net earnings using the effective interest method.

The 2022 Unsecured Notes are subject to a minimum interest coverage incurrence covenant of earnings before interest, taxes, depreciation, amortization, impairment, and other non-cash adjustments to interest of 2:1. The test is applied on a pro-forma basis prior to the Company incurring additional debt, entering into business combinations or acquiring significant assets, or certain other corporate actions. There are no maintenance covenants.

The 2022 Unsecured Notes are redeemable by the Company in whole or in part:

•
During the 12-month period beginning on November 15 of the years indicated at the redemption prices below, expressed as a percentage of the principal amount of the 2022 Unsecured Notes to be redeemed, plus accrued and unpaid interest, if any, to the redemption date:

Date	Redemption prices (%)
2017	103.13%
2018	102.08%
2019	101.04%
2020 and thereafter	100.00%

(b) Senior Unsecured Notes – due May 15, 2025 and Senior Unsecured Notes – due April 15, 2020
On May 18, 2017, the Company issued $300.0 million of senior unsecured notes (“2025 Unsecured Notes”) for net cash proceeds of $294.6 million after transaction costs. The proceeds were used to redeem and purchase for cancellation the $300.0 million principal amount of the previously outstanding senior unsecured notes (“2020 Unsecured Notes”) for which the Company was required to pay a redemption premium of $5.3 million. As a result, total costs paid relating to this refinancing were $10.7 million. Additionally, the Company was required to pay $2.8 million of accrued interest on the 2020 Unsecured Notes on redemption and cancellation.

This refinancing transaction did not meet the criteria associated with an extinguishment under IFRS 9 as the discounted present value of the cash flows of the 2025 Unsecured Notes was less than 10% different from the present value of the remaining cash flows of the 2020 Unsecured Notes. As a result, the Company recognized a gain on the modification of its financial liability. Transaction costs relating to the 2025 Unsecured Notes have been offset against the carrying amount and are being amortized to net earnings using the effective interest method.

The 2025 Unsecured Notes bear interest at the rate of 6.375% per annum. Interest is payable in arrears in equal semi-annual instalments on May 15 and November 15 of each year.

The 2025 Unsecured Notes are subject to a minimum interest coverage incurrence covenant of earnings before interest, taxes, depreciation, amortization, impairment, and other non-cash adjustments to interest of 2:1. The test is applied on a pro-forma basis prior to the Company incurring additional debt, entering into business combinations or acquiring significant assets, or certain other corporate actions. There are no maintenance covenants.

The 2025 Unsecured Notes are redeemable by the Company in whole or in part:

•
At any time prior to May 15, 2020 at a redemption price of 100% of the aggregate principal amount of the 2025 Unsecured Notes, plus a make-whole premium (consisting of future interest that would have been paid up to the first call date of May 15, 2020), plus accrued and unpaid interest, if any, to the redemption date.

•
During the 12-month period beginning on May 15 of the years indicated at the redemption prices below, expressed as a percentage of the principal amount of the 2025 Unsecured Notes to be redeemed, plus accrued and unpaid interest, if any, to the redemption date:

Date	Redemption prices (%)
2020	104.78%
2021	103.19%
2022	101.59%
2023 and thereafter	100.00%

(c) Credit Facility
The Company holds a $400.0 million revolving credit facility (the “Credit Facility”) with a maturity date of August 2020.

Net debt is used to calculate leverage for the purpose of covenant tests and pricing levels. The Credit Facility contains various covenants customary for a loan facility of this nature, including limits on indebtedness, asset sales and liens. The Credit Facility contains two covenant tests, the minimum interest coverage ratio, earnings before interest, taxes, depreciation, amortization, exploration, impairment, and other non-cash adjustments (“Adjusted EBITDA”) to interest and the maximum leverage ratio (net debt to Adjusted EBITDA), both of which are measured on a rolling four-quarter basis at the end of every quarter.

In June 2017, the Company amended the Credit Facility’s net debt to Adjusted EBITDA ("Leverage Ratio") covenant, to increase the maximum Leverage Ratio to 4.0 to 1.0 from January 1, 2018 to March 31, 2018 (previously 3.5 to 1.0). Following that period, the maximum leverage ratio will be 3.5 : 1.0. As at December 31, 2017, the maximum Leverage Ratio is 4.0 : 1.0.

Significant financial covenants are as follows:

		Twelve months ended December 31	Twelve months ended December 31
	Financial covenant	2017	2016
Financial covenants
Minimum interest coverage ratio (Adjusted EBITDA to interest)	>3.0 : 1	4.7 : 1	5.7 : 1
Maximum leverage ratio (net debt to Adjusted EBITDA)	<4.0 : 1	3.1 : 1	2.6 : 1

The interest margin on drawings under the Credit Facility ranges from 1.00% to 3.25% over LIBOR, the Prime Rate or the Base Rate, based on the Company’s net debt to Adjusted EBITDA ratio and the currency and type of credit selected by the Company. Based on the Company’s net debt to Adjusted EBITDA ratio, the rate is 3.25% over LIBOR as at December 31, 2017 (December 31, 2016 – 3.25%). The standby fees on undrawn amounts under the Credit Facility range from 0.45% to 0.73%, depending on the Company’s net debt to Adjusted EBITDA ratio. Based on the Company’s net debt to adjusted EBITDA ratio, the rate is 0.73% as at December 31, 2017 (December 31, 2016 – 0.73%).

As at December 31, 2017, the Company has drawn $230 million under the Credit Facility and the Credit Facility has been used to issue letters of credit of $138.8 million as at December 31, 2017 (December 31, 2016 - $122.1 million). Of the issued letters of credit, $16.6 million relate to Peak Mines. Letters of credit relate to reclamation bonds, worker’s compensation security and other financial assurances required with various government agencies.

The following is a summary of the changes in liabilities arising from financing activities for the year ended December 31, 2017:

	As at December 31, 2016	Borrowings	Repayments	Fair Value changes	Interest & Accretion	Foreign Exchange	As at December 31, 2017
Liabilities arising from financing actvities
Long-term debt	889.5	424.6	(305.3)	(3.3)	2.2	-	1,007.7
Interest payable(1)	8.6	-	(59.8)	-	58.1	-	6.9
Gold stream obligation	246.5	-	(2.4)	29.4	-	-	273.5
Total	1,144.6	424.6	(367.5)	26.1	60.3	-	1,288.1
1.
For the purposes of this reconciliation, interest paid for the year ended December 31, 2017 excludes $3.9 million in standby fees on the Credit Facility and fees on the Company’s issued letters of credit.